UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 23, 2012

MACK-CALI REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Thornall Street, Edison, New Jersey,	08837-2206
(Address of Principal Executive Offices)	(Zip Code)

(732) 590-1000

(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Thornall Street, Edison, New Jersey,	08837-2206
(Address of Principal Executive Offices)	(Zip Code)

(732) 590-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events.

On October 23, 2012, Mack-Cali Realty, L.P., a Delaware limited partnership (the “Operating Partnership”), Mack-Cali Realty Corporation, a Maryland corporation and the general partner of the Operating Partnership (the “General Partner”), and Mack-Cali Realty Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of the Operating Partnership (the “Purchaser”), completed the acquisition of the real estate development and management businesses and certain real property assets of Roseland Partners, L.L.C., a New Jersey limited liability company (the “Seller”), pursuant to the previously announced Membership Interest and Asset Purchase Agreement, dated as of October 8, 2012 (the “Purchase Agreement”), by and among the Operating Partnership, the General Partner, the Purchaser, the Seller, and, for the limited purposes stated in the Purchase Agreement, the following principals of the Seller (the “Principals”): Marshall B. Tycher, Bradford R. Klatt and Carl Goldberg.

Pursuant to the Purchase Agreement, the Purchaser acquired the real estate development and management businesses of the Seller (the “Business”), a premier multi-family residential community developer and manager based in Short Hills, New Jersey, and the Seller’s interests, principally in the form of joint venture interests, in various entities which, directly or indirectly, own or have rights with respect to various residential and/or commercial properties or vacant land (collectively, the “Acquired Assets”).  The locations of the Acquired Assets extend from New Jersey to Massachusetts.

The Acquired Assets and Business were acquired by the Purchaser for aggregate consideration of up to approximately $134.6 million, subject to adjustment (the “Purchase Price”), consisting of:

•                  approximately $115 million in cash (the “Closing Cash Amount”);

•                  approximately $4 million of assumed debt; and

•                  up to an additional $15.6 million in cash (in the aggregate) that may be paid to the Seller pursuant to certain earn-outs, which are based upon the achievement of certain operational milestones of the Acquired Assets and Business, including the completion of certain properties under construction, finalization of project financing and commencement of construction on certain properties, and achievement of other goals, during the three years following the closing date (the “Earn-Out Period”).

The Purchase Price was financed through a combination of cash on hand and borrowings under the Operating Partnership’s $600 million unsecured revolving credit facility.  The Purchase Price is subject to a working capital adjustment and further adjustment upon the failure to achieve a certain level of fee revenue, during the 33-month period following the closing date, from certain management agreements, development services agreements and consulting agreements acquired as part of the Acquired Assets and Business.  At the closing, approximately $34 million in cash from the Closing Cash Amount was deposited in escrow to secure certain of the indemnification obligations of the Seller and the Principals under the terms of the Purchase Agreement.

During the Earn-Out Period, each of the Principals will serve as co-presidents of Roseland Management Services, L.P., an indirect wholly owned subsidiary of the Operating Partnership (“Roseland Management”), pursuant to employment agreements that were executed at the closing. Mitchell E. Hersh, President and Chief

Executive Officer of the General Partner, has assumed the role of Chairman and Chief Executive of the Purchaser and Roseland Management.

There are no material relationships between any of the Seller and the Principals, on the one hand, and any Purchaser or any of their respective affiliates, directors or officers, or any associate of any such directors or officers, on the other hand, other than with respect to the Purchase Agreement and the ancillary agreements referred to therein and the transactions contemplated thereby.

The foregoing summary of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement (and the exhibits thereto), a copy of which is incorporated by reference hereto as Exhibit 10.1 and is incorporated herein in its entirety by reference.

On October 24, 2012, the General Partner issued a press release announcing the completion of the acquisition of the Acquired Assets and Business.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 in its entirety by reference.

Item 9.01                                           Financial Statements and Exhibits.

In connection with the foregoing, the General Partner and the Operating Partnership hereby file the following documents:

(d)                                 Exhibits.

Exhibit No.	Description

10.1

Membership Interest and Asset Purchase Agreement, dated as of October 8, 2012 (the “Purchase Agreement”), by and among Mack-Cali Realty, L.P., Mack-Cali Realty Corporation, Mack-Cali Realty Acquisition Corp., Roseland Partners, L.L.C., and, for the limited purposes stated in the Purchase Agreement, each of Marshall B. Tycher, Bradford R. Klatt and Carl Goldberg (filed as Exhibit 10.1 to the Form 8-K of the General Partner and Operating Partnership dated October 8, 2012 and incorporated herein by reference).

99.1	Press Release of Mack-Cali Realty Corporation dated October 24, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Dated: October 24, 2012	By:	/s/ Mitchell E. Hersh
Mitchell E. Hersh
President and Chief Executive Officer

MACK-CALI REALTY, L.P.

	By:	Mack-Cali Realty Corporation,
its general partner

Dated: October 24, 2012	By:	/s/ Mitchell E. Hersh
Mitchell E. Hersh
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1

Membership Interest and Asset Purchase Agreement, dated as of October 8, 2012 (the “Purchase Agreement”), by and among Mack-Cali Realty, L.P., Mack-Cali Realty Corporation, Mack-Cali Realty Acquisition Corp., Roseland Partners, L.L.C., and, for the limited purposes stated in the Purchase Agreement, each of Marshall B. Tycher, Bradford R. Klatt and Carl Goldberg (filed as Exhibit 10.1 to the Form 8-K of the General Partner and Operating Partnership dated October 8, 2012 and incorporated herein by reference).

99.1	Press Release of Mack-Cali Realty Corporation dated October 24, 2012.